INTER-CREDITOR AGREEMENT

     INTER-CREDITOR AGREEMENT dated as of March __, 2001 among CITICORP NORTH AMERICA, INC., a Delaware corporation with an office at 388 Greenwich Street, New York, New York 10013 ("CNAI"), CITIBANK, N.A., a national banking association with an office at 388 Greenwich Street, New York, New York 10013 (the "BANK") FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association with an office at ____________________________, not in its individual capacity, but solely as Note Trustee under the Note Indenture (as hereinafter defined) (the "NOTE TRUSTEE"), CL&P RECEIVABLES CORPORATION, a Connecticut corporation, with an office at 107 Selden Street, Berlin, Connecticut 06037-1616 ("CRC"), CL&P FUNDING LLC., a Delaware limited liability company with an office at 107 Selden Street, Berlin, Connecticut 06037-1616 (the "NOTE ISSUER"), and THE CONNECTICUT LIGHT AND POWER COMPANY, a Connecticut corporation with an office at 107 Selden Street, Berlin, Connecticut 06037-1616 ("CL&P").

     WHEREAS, pursuant to the terms of that certain Purchase and Contribution Agreement, dated as of September 30, 1997, as amended, between CL&P and CRC, (said agreement as the same now exists and as it may hereafter be amended, restated or modified, being the "PCA"), CL&P has sold or otherwise transferred and may continue to sell or otherwise transfer to CRC certain of its accounts receivable referred to therein as Receivables; and

     WHEREAS, pursuant to the terms of that certain Receivables Purchase and Sale Agreement, dated as of September 30, 1997, as amended and restated as of March __, 2001, among CL&P, CORPORATE ASSET FUNDING COMPANY, INC. (the "PURCHASER"), the Bank and CNAI, as agent (the "AGENT") for the Purchasers and the Banks (said agreement as the same now exists and as it may hereafter from time to time be amended, restated or modified, being the "RPA"; certain terms which are capitalized and used throughout this Agreement (in addition to those defined herein) having the meanings ascribed thereto on this date in the RPA), CRC has sold and may continue to sell interests in its Receivables referred to as Receivable Interests to the Purchaser; and

     WHEREAS, pursuant to the terms of that certain Transition Property Purchase and Sale Agreement, dated as of March __, 2001, between CL&P and the Note Issuer (said agreement as the same now exists and as it may hereafter from time to time be amended, restated or modified, being the "SALE AGREEMENT"), CL&P is selling to the Note Issuer certain assets known as Transition Property which includes the RRB Charge (each as defined in the Sale Agreement); and

     WHEREAS, pursuant to the terms of that certain Note Indenture, dated as of March __, 2001, between the Note Issuer and the Note Trustee (said indenture as the same now exists and as it may hereafter from time to time be amended, restated or modified being the "NOTE INDENTURE"), the Note Issuer, among other things, has granted to the Note Trustee a security interest in certain of its assets to secure certain Notes issued pursuant to the Note Indenture ("NOTES"); and

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     WHEREAS, pursuant to the terms of that certain Declaration of Trust, dated as of March __, 2001, between the STATE OF CONNECTICUT, acting through the office of the State Treasurer (the "FINANCE AUTHORITY"), and FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION, as Delaware Trustee (the "DELAWARE TRUSTEE"; said declaration of trust as the same now exists and as it may hereafter from time to time be amended, restated or modified being the "DECLARATION OF TRUST"), the Finance Authority has created CONNECTICUT RRB SPECIAL PURPOSE TRUST CL&P-1 (the "CERTIFICATE ISSUER"); and

     WHEREAS, pursuant to the terms of that certain Note Purchase Agreement, dated as of March __, 2001, between the Note Issuer and CONNECTICUT RRB SPECIAL PURPOSE TRUST CL&P-1 (the "CERTIFICATE ISSUER"; said agreement, as the same now exists and as it may hereafter from time to time be amended, restated or modified, being the "NOTE PURCHASE AGREEMENT"), the Note Issuer has agreed to issue and sell, and the Certificate Issuer has agreed to purchase from the Note Issuer, the Notes; and

     WHEREAS, pursuant to the terms of that certain Certificate Indenture, dated as of March __, 2001, among the Certificate Issuer, the Delaware Trustee and FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION, as Certificate Trustee (the "CERTIFICATE TRUSTEE"; said indenture as the same now exists and as it may hereafter from time to time be amended, restated and modified being the "CERTIFICATE INDENTURE"), the Certificate Issuer has granted to the Certificate Trustee all of its right, title and interest in the Notes acquired pursuant to the Note Purchase Agreement and agreed to issue certain Certificates representing fractional undivided beneficial interests in the Notes and the proceeds thereof (the "CERTIFICATES"); and

     WHEREAS, pursuant to the terms of that certain Transition Property Servicing Agreement, dated as of March __, 2001, between the Note Issuer and CL&P, as servicer (said agreement being, as the same now exists and as it may hereafter from time to time be amended, restated or modified, being the "SERVICING AGREEMENT"), CL&P has agreed to provide for the benefit of the Note Issuer servicing functions with respect to the collection of the RRB Charge (as defined in the Servicing Agreement); and

     WHEREAS, pursuant to the terms of the PCA and the RPA, CL&P has agreed to provide for the benefit of CRC, the Purchasers and the Banks servicing functions with respect to Collections related to Receivables and Receivable Interests; and

     WHEREAS, Collections with respect to Receivables and Receivable Interests and collections with respect to the RRB Charge and related bank accounts as to which the same may be deposited are the subject of the PCA, the RPA, the Sale Agreement, the Note Indenture and the Servicing Agreement; and

     WHEREAS, the parties hereto wish to agree upon their respective rights relating to such Collections, collections and bank accounts, as well as other matters of common interest to them

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which arise under or result from the coexistence of the PCA, the RPA, the Sale
Agreement, the Note Indenture and the Servicing Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

     1. The Agent, the Bank and CRC hereby acknowledge the ownership interest of the Note Issuer in the Transition Property including the RRB Charge (the "NOTE ISSUER ASSETS") and the security interest in favor of the Note Trustee in such assets (the "NOTE TRUSTEE COLLATERAL"). The Note Trustee, the Note Issuer and, by its signature below, the Certificate Trustee hereby acknowledge the ownership interest of CRC, the Purchaser, the Banks and the Agent in the Receivables and/or Receivable Interests, as the case may be. The Agent, the Bank and CRC further acknowledge that, notwithstanding anything in the RPA or the PCA to the contrary, none of the Agent, the Bank, CRC or the Purchaser has any interest in the Note Issuer Assets or the Note Trustee Collateral and each of the Note Trustee and the Note Issuer further acknowledge that, notwithstanding anything in the Sale Agreement or the Note Indenture to the contrary, it has no interest in the Receivables and the Receivable Interests.

     2. The Agent, the Bank, CRC and the Note Trustee acknowledge that Collections relating to the Receivables and Receivable Interests shall be initially deposited into one or more general accounts of CL&P (together, the "DEPOSIT ACCOUNT") and that collections with respect to the RRB Charge will also initially be deposited into the Deposit Account by CL&P as servicer under the Servicing Agreement. The Note Trustee and the Note Issuer waive any interest in deposits to the Deposit Account to the extent that they relate to Collections on account of Receivables and Receivable Interests and CRC, the Agent and the Bank waive any interest in deposits to the Deposit Account to the extent that they relate to collections on account of the RRB Charge. Without in any way derogating their respective security interests in the proceeds of the RRB Charge or the Receivables or Receivable Interests, as the case may be, or their rights referred to in Section 5 hereof, each of CRC, the Agent, the Bank, the Note Issuer and the Note Trustee acknowledges that it has no security interest in or claim to the Deposit Account as a whole.

     3. The Agent, the Bank and CRC hereby acknowledge that, notwithstanding anything in the RPA or the PCA to the contrary, all collections of the RRB Charge are, and will continue to be, property of the Note Issuer pledged to the Note Trustee for the benefit of Noteholders (as defined in the Note Indenture). Each of the Note Issuer and the Note Trustee hereby acknowledge that, notwithstanding anything in the Sale Agreement or the Note Indenture to the contrary, all Collections related to Receivables and Receivable Interests, are, and will continue to be, the property of the Purchaser and the Bank subject to the terms of the RPA and the PCA.

     4. The acknowledgments contained in Paragraphs 1, 2 and 3 of this Agreement are applicable irrespective of the time or order of attachment or perfection of security

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or ownership interests or the time or order of filing or recording of financing statements or mortgages.

     5. The parties hereto recognize the existence of rights in favor of the
Note Issuer, the Note Trustee, the Certificate Trustee, CRC (assigned to the Agent) and the Agent under the Note Indenture, the Servicing Agreement, the Certificate Indenture, the PCA and the RPA, as the case may be, to (i) replace CL&P as servicer under the Servicing Agreement, or under the PCA and the RPA, as the case may be, and/or (ii) to take control over Collections relating to Receivables and Receivable Interests and collections relating to the RRB Charge by means, among other things, of notifying customers of CL&P to stop making payments to CL&P on account of Receivables and Receivable Interests or the RRB Charge, as the case may be, and to direct that such payments be made to a Person or a lock-box or bank account selected by the relevant party (whether by means of court ordered sequestration or otherwise), in each case subject to the terms of this paragraph 5.

     In the event that any of the Note Trustee, the Note Issuer, the Certificate Trustee or the Agent is entitled to and desires (i) to exercise its right to replace CL&P or its successor as servicer, the party desiring to exercise such right will consult with the other with respect to the Person who would replace CL&P or its successor and/or (ii) to exercise its rights referred to in clause
(ii) of the prior paragraph, any redirection of funds will be either to (A) a replacement servicer agreed to by both the Note Trustee and the Agent in accordance with the terms hereof or (B) to an account designated by the Note Trustee or the Agent, as the case may be, which shall be governed by the following.

     Subject to satisfaction of the Rating Agency Condition (as defined below) and the consent, if required by law or the Financing Order (as defined in the Sale Agreement), of the Connecticut Department of Public Utility Control, the Note Trustee and the Agent shall appoint an independent third party (which shall be a financial institution having minimum capital of $50,000,000 or a nationally-recognized, independent accounting firm) to (i) allocate and remit funds from such account on a daily basis to the persons entitled thereto, being the Note Trustee in the case of all collections relating to the Note Issuer Assets and the Agent in the case of all Collections relating to the Receivables and Receivable Interests, and (ii) maintain records as to the amounts deposited into such account, the amounts remitted therefrom and the allocation as provided in clause (i). The Note Trustee, the Note Issuer and the Agent agree not to take any action to contest or interfere with the actions of the independent third party provided in the preceding clauses (i) or (ii); provided that, subject to the foregoing, each such party reserves the right to require an accounting of collections, allocations and remittances by the independent third party in order to preserve the respective property rights recognized under this Agreement. The parties hereto agree that such account shall meet the requirements of an "Eligible Deposit Account," as such term is defined in the Note Indenture and that such account shall be held for the benefit of the Note Trustee and the Agent as their interests may appear.

         If in accordance with the previous paragraph a replacement servicer cannot be agreed upon within five Business Days, each of the Note Trustee and the Agent at their own expense

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

will appoint a Person to select a replacement servicer for them and such Persons shall agree upon a replacement servicer. Such replacement servicer shall be an "eligible" servicer which is a Person (i) which is a financial institution having minimum capital of $50,000,000, experienced in collecting utility company receivables and (ii) whose appointment is subject to the Rating Agency Condition.

     Anything in this Agreement to the contrary notwithstanding, any action taken by either the Note Trustee or the Agent pursuant to this paragraph 5 shall be subject to the Rating Agency Condition and the consent, if required by law, of the Regulatory Authority. For the purposes of this Agreement, the Rating Agency Condition means, with respect to any such action, notification to each rating agency then rating any class or series of the Notes or Certificates, and the receipt of notification or other assurance acceptable to the Note Trustee from each of Fitch and S&P (as defined in the Note Indenture) that such action will not result in a reduction or withdrawal of its then current rating of any class or series of Notes or Certificates and as of the date of receipt of the last of such notifications or other assurances from Fitch and S&P, Moody"s (as defined in the Note Indenture) has not taken any action to reduce or withdraw its rating of any class or series of Notes or Certificates. The parties hereto acknowledge and agree that the approval or the consent of the rating agencies which is required in order to satisfy the Rating Agency Condition is not subject to any standard of commercial reasonableness, and the parties are bound to satisfy this condition whether or not the rating agencies are unreasonable or arbitrary.

     6. The Agent, the Note Trustee, the Note Issuer and CL&P agree to cooperate with each other and make available to each other or any replacement servicer any and all records and other data relevant to the RRB Charge, Receivables and Receivable Interests hereinabove mentioned which it may from time to time receive from CL&P (or its successor) or, in the case of CL&P, possess including, without limitation, any and all computer programs, data files, documents, instruments, files and records and any receptacles and cabinets containing the same.

     7. Nothing herein contained shall be deemed as effecting a joint venture among any of the Agent, CL&P, CRC, the Banks, the Purchaser, the Note Issuer and the Note Trustee.

     8. For the purpose of this Agreement only, the Agent and the Bank hereby consent and agree to the method of calculation, allocation and remittance of payments set forth in Section 4.03(a) of the Servicing Agreement and irrevocably waive any right to object to or enjoin such payment or allocation. Such consent and agreement shall not relieve CL&P or CRC of any of its obligations to make payments in accordance with the terms of the RPA and/or the PCA, as the case may be.

     9. This Agreement shall terminate upon the payment in full of either the Notes or the obligations under the RPA, except that the understandings and acknowledgments contained in paragraphs 1, 2, 3 and 4 shall survive the termination of this Agreement.

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

     10. CL&P and the Agent shall not cause or permit the PCA or the RPA to be amended in any manner that would adversely affect the Note Issuer Assets, the Notes or the holders thereof, without the prior written consent of the Note Trustee. CL&P and the Note Trustee shall not cause or permit the Note Indenture to be amended in any manner that would adversely affect the Receivables, the Receivable Interests, the Agent, the Investors or the Banks, without the prior written consent of the Agent.

     11. This Agreement shall be governed by the laws of the State of New York.

     12. The Agent, the Bank, CL&P, CRC, the Purchaser, the Note Issuer and the Note Trustee agree to execute any and all agreements, instruments, financing statements, releases and any and all other documents reasonably requested by the other in order to effectuate the intent of this Agreement. In each case where a release is to be given pursuant to this Agreement, the term release shall include any documents or instruments necessary to effect a release, as contemplated by this Agreement. All releases, subordinations and other instruments submitted to the executing party are to be prepared at no expense to such party.

     13. This Agreement is solely for the benefit of the Agent, the Bank, CL&P, the Note Issuer, the Purchasers, the Note Trustee for the benefit of the Noteholders and the Certificate Trustee for the benefit of the Certificateholders (as defined in the Certificate Indenture), and no other person or entity shall have any rights, benefits, priority or interest under or because of the existence of this Agreement.

     14. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.


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



                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                  CITICORP NORTH AMERICA, INC.,
                                  as Agent


                                  By:
                                     ---------------------------------------
                                     Vice President


                                 CITIBANK, N.A.


                                 By:
                                      ---------------------------------------
                                         Vice President


                                 THE CONNECTICUT LIGHT AND POWER COMPANY


                                 By:
                                      ---------------------------------------
                                      Title:


                                 FIRST UNION TRUST COMPANY,
                                 NATIONAL ASSOCIATION, not
                                 in its individual capacity
                                 but solely as Note Trustee
                                 under the Note Indenture


                                 By:
                                      ---------------------------------------
                                      Title:


                                CL&P FUNDING LLC


                                 By:
                                     ----------------------------------------
                                     Title:


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                                 CL&P RECEIVABLES CORPORATION


                                 By:
                                      ---------------------------------------
                                      Title:


ACKNOWLEDGED AND AGREED:


CONNECTICUT RRB SPECIAL PURPOSE TRUST
CL&P-1

By:      First Union Trust Company, National Association,
         not in its individual capacity, but solely as Delaware
         Trustee under the Declaration of Trust


By:
         -----------------------------------------------------
         Title:

First Union Trust Company, National Association, not in its individual capacity, but solely as Delaware Trustee under the Certificate Indenture


By:
         -----------------------------------------------------
         Title:

First Union Trust Company, National Association, not in its individual capacity but solely as Certificate Trustee under the Certificate Indenture


By
         -----------------------------------------------------
         Title:

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